Supplement dated September 9, 2019 to your variable annuity Prospectus dated May 1, 2019 for the variable annuity contracts issued by Pacific Life & Annuity Company

Capitalized terms used in this supplement are defined in your Contract Prospectus unless otherwise defined herein. "We," "us," or "our" refer to Pacific Life & Annuity Company; "you" or "your" refer to the Contract Owner. This supplement must be preceded or accompanied by the Contract Prospectus, as supplemented. Please retain it for future reference.

Pacific Select Fund Equity Long/Short Portfolio and the Pacific Select Fund Diversified Alternatives Portfolio transfer to the Fidelity® VIP Government Money Market Portfolio

On June 19, 2019, the Board of Trustees of Pacific Select Fund approved a plan of liquidation for vote by affected Contract Owners. If the plan of liquidation is approved by Contract Owners, the transfer of the Equity Long/Short Portfolio and the Diversified Alternatives Portfolio will occur on or about October 30, 2019 (the “Transfer Date”). This is not a liquidation of your Variable Annuity Contract.

Effective October 14, 2019, the Equity Long/Short Portfolio and the Diversified Alternatives Portfolio will be closed to new allocations and only Contract Owners that have Contract Value in the Equity Long/Short Portfolio or the Diversified Alternatives Portfolio as of the end of the Business Day on October 11, 2019, may continue to make Purchase Payments, transfers, or withdrawals involving the Equity Long/Short Portfolio or the Diversified Alternatives Portfolio. If you have Contract Value in the Equity Long/Short Portfolio or the Diversified Alternatives Portfolio and withdraw or transfer out 100% of that Contract Value, you will not be able to re-invest in the Equity Long/Short Portfolio or the Diversified Alternatives Portfolio.

For thirty (30) calendar days before the Transfer Date, if you have Contract Value allocated to the Subaccounts investing in the Equity Long/Short Portfolio or the Diversified Alternatives Portfolio, you may make a one-time transfer of all or a portion of such Contract Value to any other available Subaccount without the transfer counting toward the 25 transfers permitted each calendar year. All other transfers are subject to limitations as described in your Contract Prospectus.

On the Transfer Date, any Contract Value that remains allocated to the Equity Long/Short Portfolio or the Diversified Alternatives Portfolio Subaccounts after the close of business will be transferred to the Subaccount corresponding to the Fidelity VIP Government Money Market Portfolio. Such transfers will be based on the applicable Subaccount Unit values, and the relative net asset values of the Equity Long/Short Portfolio, the Diversified Alternatives Portfolio, and the Fidelity VIP Government Money Market Portfolio as of the close of business on the Transfer Date. You will not incur any tax liability because of the transfer and your Contract Value immediately before the transfer will be equal to Contract Value immediately after the transfer. The transfer transactions will not be treated as transfers that count toward the number of transfers that may be made in a given calendar year.

After the Transfer Date, the Equity Long/Short Portfolio and the Diversified Alternatives Portfolio Subaccounts will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the Equity Long/Short Portfolio Subaccount and/or the Diversified Alternatives Portfolio Subaccount will be deemed an instruction for the Fidelity VIP Government Money Market Portfolio Subaccount. This includes, but is not limited to, instructions for Purchase Payment allocations, partial withdrawals and transfer instructions (including instructions under any systematic transfer option). During the thirty (30) calendar day period after the Transfer Date (the “free transfer period”), you may make a one-time transfer out of the Fidelity VIP Government Money Market Portfolio Subaccount without the transfer counting towards the transfer limitations described in your Contract Prospectus.

Please work with your financial professional to determine if your existing allocation instructions should be changed before or after the Transfer Date. You may submit a transfer request to us electronically by signing into your account at www.PacificLife.com, by telephone at (800) 748-6907, or by using any other means described in the Contract Prospectus. Please see ADDITIONAL INFORMATION – Inquiries and Submitting Forms and Requests in the Contract Prospectus for details.

Any references to the Equity Long/Short Portfolio and the Diversified Alternatives Portfolio are deleted from the Contract Prospectus after the Transfer Date.

Form No. NYSUP0919